                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 11, 1996, included in the 1996 Form 10-K into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-55762, 33-58076, 33-11578, each as filed with the Securities and Exchange Commission.



/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 1997